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                                                                    Exhibit 99.2

                         TECHNOLOGY LICENSE AGREEMENT

This Technology License Agreement ("License Agreement") is made as of the 4th day of September, 1997 ("Effective Date"), by and between Pro CD, Inc. ("Licensor"), a Delaware corporation with a place of business at 222 Rosewood Drive, Danvers, Massachusetts 01923-4520 (and CD-Rom Technologies, Inc. ("Licensee"), a Delaware corporation with a place of business at 5711 South 86/th/ Circle, P.O. Box 27347, Omaha, Nebraska 68127.

WHEREAS, for the terms and the mutual covenants contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I - DEFINITIONS

1.1 "Licensee" shall include the above-named company and any divisions, subsidiaries or affiliates of such company.

1.2 "Technology" shall include Licensor's SelectPhone search engine technology and Licensor's SelectLink technology, including the source codes and all Licensor updates thereto.

1.3 "Documentation" shall include all manuals, specifications and written correspondence including electronic, machine-readable form regarding the Technology.

ARTICLE II - LICENSE

2.1 Subject to all of the terms and conditions of this License Agreement and that certain Agreement of Sale ("Agreement") dated July 24, 1997, Licensor hereby grants to Licensee a perpetual, transferable license ("License") to use the Technology in accordance with paragraph 1(d) of the Agreement, such License to be exclusive to Licensee for Business (as defined in the Agreement) sales, except that Licensor shall continue to have the right to use the licensed technology for its own purposes and except for other licenses therefor in existence as of the date of the Agreement. Licensee agrees to accept electronic delivery(ies) of the Technology from Licensor at Licensee's Carter Lake, Iowa facility.

2.2 Licensee shall pay Licensor a license fee of Eight Million Dollars ($8,000,000) for the Technology, payable over two (2) years in quarterly installments of One Million Dollars ($1,000,000) each. Licensee shall pay Licensor a fee of Five Hundred Dollars ($500.00) for the Documentation.

2.3 Licensee shall pay to Licensor all taxes (including, without limitation, sales, use, property, excise, value added and gross receipts) levied upon this License Agreement or the Technology, except taxes based upon Licensor's net income or corporate franchise. Licensee may provide Licensor with a tax exemption number or affidavit of exemption; provided, however, that Licensee agrees to indemnify Licensor for any taxes, penalties and interest arising from claimed exemptions which are disallowed by any governmental agency.

2.4 Title and ownership rights to the Technology, Documentation, and other materials relating thereto supplied by Licensor to Licensee shall remain in Licensor, and Licensee acknowledges that the same are subject to the proprietary rights of Licensor. Licensee agrees that the Technology, Documentation and all information or data relating thereto supplied by Licensor are trade secrets of Licensor except where otherwise noted. Licensee further understands that all operator manuals, training aids and other written materials produced by Licensor are subject to copyright laws.
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ARTICLE III - TECHNOLOGY OWNERSHIP

Licensor represents that it has full right, title and authority to license the Technology to Licensee. Licensee specifically acknowledges that this License Agreement is not and shall not be construed as an assignment, sale or any other transfer of title or ownership rights in the Technology or the Documentation to Licensee.

ARTICLE IV - WARRANTY

4.1 EXCEPT AS OTHERWISE PROVIDED HEREIN, THE TECHNOLOGY IS PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. LICENSOR DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE TECHNOLOGY WILL MEET LICENSEE'S REQUIREMENTS OR THAT THE OPERATION OF THE TECHNOLOGY WILL BE UNINTERRUPTED OR ERROR FREE.

4.2 Licensee's exclusive remedies for damage or loss arising from use of the Technology or from Licensor's support services or breach of warranty hereunder shall be the repair or replacement of the Technology at no cost to Licensee. In the event that repair or replacement is not possible within a reasonable period of time, Licensee shall be entitled to terminate the License. Licensor shall have no liability for any problems in the Technology caused by alteration or modification by Licensee, or for problems arising out of the malfunction of Licensee's equipment or other technology not supplied by Licensor.

4.3 EXCEPT AS PROVIDED IN ARTICLE V HEREIN, IN NO EVENT SHALL LICENSOR'S LIABILITY, ARISING OUT OF OR BASED UPON THIS LICENSE AGREEMENT REGARDLESS OF THE FORM IN WHICH ANY LEGAL OR EQUITABLE ACTION MAY BE BROUGHT, INCLUDING, WITHOUT LIMITATION, ANY ACTION IN TORT OR CONTRACT, EXCEED ONE MILLION AND NO/100 DOLLARS ($1,000,000.00).

ARTICLE V - PATENT, COPYRIGHT AND TRADE SECRET INDEMNITY

5.1 Licensor warrants that the use of the Technology will not infringe upon any United States patent, copyright or trade secret. Licensor, at its own expense, will defend or settle any claim, suit or proceeding brought by a third party against Licensee alleging infringement, and Licensor shall indemnify Licensee for all costs (including attorneys' fees and costs) or damages awarded as a result of such infringement, provided that Licensor is given prompt notice of any such claim, suit or proceeding and sole control of the defense of such claim, suit or proceeding, including negotiations, appeals and settlements; provided, however, that if Licensor does not proceed diligently to defend, Licensee shall have the right, but not the obligation, to control the defense without impairing its indemnification rights hereunder. Licensee agrees to provide reasonable information and assistance to Licensor, at Licensor's expense. This indemnity shall not apply to any claim of infringement resulting from Licensee's modification of the Technology or the combination of the Technology with other software not provided by Licensor.

5.2 If the Technology is held to infringe, or in Licensor's opinion is likely to be held to infringe, any third party intellectual property right, Licensor shall, at its expense, secure the right for Licensee to continue using the Technology or shall replace or modify the Technology to make it noninfringing. If commercially reasonable efforts to achieve the foregoing are unsuccessful, Licensee shall be entitled to terminate the License.

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ARTICLE VI - LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOOD WILL, WORK STOPPAGE, DATA LOSS, LOST PROFITS OR COMPUTER FAILURE, REGARDLESS OF THE FORM IN WHICH ANY LEGAL ACTION OR EQUITABLE ACTION MAY BE BROUGHT, INCLUDING WITHOUT LIMITATION, ANY ACTION IN TORT OR CONTRACT.

ARTICLE VII - MISCELLANEOUS

7.1 Each party agrees to perform its obligations hereunder in accordance with all applicable laws, rules and regulations now or hereafter in effect. If any term or provision of this License Agreement shall be found to be illegal or unenforceable, then notwithstanding such a finding, this License Agreement shall remain in full force and effect, and the illegal or unenforceable provision shall be deemed stricken.

7.2 The persons signing this License Agreement on behalf of the respective parties have been properly authorized and empowered to do so. Any notice required or permitted to be given hereunder shall be in writing sent by certified or registered mail addressed to the parties at their respective addresses set forth above.

7.3 This License Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of law principles.

7.4 Neither party shall be liable for delays in performance or non-performance under this License Agreement caused by such events as fires, power failures or surges, strikes, riots, war, governmental regulation, failure of third parties, acts of God, or, without limiting the generality of the foregoing, causes beyond the parties' control.

7.5 The headings used in this License Agreement are for reference purposes only and shall not be deemed a substantive part of this License Agreement.

7.6 No amendment or waiver of any provision of this License Agreement shall be effective unless the same shall be in writing and signed by the authorized representative of each party. Any waiver or consent given by the parties shall be effective only in the specific instance and for the specific purpose for which it is given.

7.7 Licensee shall have the right, but not the obligation, to offset against the fees payable hereunder as provided in paragraph 15 of the Agreement.

7.8 This License Agreement and the applicable portions of the Agreement constitute the entire agreement between the parties and supersedes all proposals or prior agreements, whether written or oral, regarding the subject matter of this License Agreement.

7.9 This License Agreement may be executed in any number of counterparts, including facsimile copies, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable with respect to the parties actually executing such counterparts, and all of which together shall constitute one document.

                          [Signature Page To Follow.]

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IN WITNESS WHEREOF, the parties caused this License Agreement to be executed by their duly authorized representative as of the date first written above.

CD-ROM TECHNOLOGIES, INC.                   PRO CD, INC.


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Signature                                   Signature


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Printed Name                                Printed Name


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Title                                       Title

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